EXHIBIT 99.1

New Board Appointment Expands SolarWindow Reach in Commercial Real Estate, the First Market for Company’s Electricity-Generating Glass

SCOTTSDALE, Az., April 23, 2019 (GLOBE NEWSWIRE) -- SolarWindow Technologies, Inc. (OTC: WNDW; www.solarwindow.com), developer of transparent liquid coatings that convert passive windows into electricity-generating windows, is pleased to announce the appointment Mr. Steve Horovitz to its Board of Directors.

Mr. Horovitz, a 25-year veteran of commercial real estate, joins the Board following the appointment of Mr. Bob Levine, founding partner of one of the world’s fastest growing commercial real estate firms, and a $25 million investment by Mr. Harmel Rayat, a commercial real estate investor and the Chairman of the company. SolarWindow has targeted commercial buildings as its first market for electricity-generating glass products.

Mr. Horovitz brings decades of experience in commercial real estate, ranging from property acquisition, finance, design, construction, marketing, leasing and post-development work.

During his career, Mr. Horovitz has held executive positions managing or marketing upwards of 3 million square feet of commercial, industrial and apartment properties, which are the initial target market for the company’s transparent electricity-generating windows. Presently, Mr. Horovitz Vice President of Development for Omnicron, one of the largest integrated development, design and construction firms in the region.

“For years, I reached out to Steve for help with numerous complex business challenges. Each time, he thoughtfully provided practical and easy-to-implement solutions. Along with his expansive direct industry experience, these are attributes that will serve our management team well in the years to come. I am truly proud to have Steve join our Board of Directors,” stated Mr. Harmel S. Rayat, Chairman of SolarWindow Technologies.

“Less than six months ago, my family office invested almost $25 million to push forward the manufacture of electricity-generating glass and bring to market a brand-new form of electrification – the SolarWindow™.  Along with our capital, I’m committed to strengthening our team.”

Mr. Horovitz’s appointment to the Board of Directors follows many other recent SolarWindow advancements, including:

  The addition of Mr. Bob Levine to the Board of Directors, a founding partner of one of the world’s fastest growing commercial real estate firms;

  The addition of Mr. Tim Widner to the Board of Advisors, a 20-year glass industry professional who has overseen the production of 300 million square feet of tempered glass and more than 30 million insulated glass units; and

  A seven-figure purchase order for high-output manufacturing equipment for integration into the SolarWindow partner plant at Triview Glass Industries.

SolarWindow electricity-generating glass products are the subject of more than 90 U.S. and international patents and trademarks. The technology is featured in an ‘Imagine – SolarWindow’ video: https://www.solarwindow.com/2016/05/imagine-solarwindow.

The global demand for fabricated flat glass is forecasted to grow 4.3 percent per year to $86 billion in 2021.  The market for architectural glass is expected to rise through 2021 by greater use of value-added products in both new structures and refurbishment activities.  SolarWindow is targeting the estimated 5.6 million U.S. commercial buildings, which consume almost $150 billion in electricity annually.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) creates transparent electricity-generating liquid coatings. When applied to glass or plastics, these coatings convert passive windows into electricity-generating windows, which produce power under natural, artificial, low, shaded, and even reflected light conditions.

Targeting the estimated 5.6 million U.S. commercial buildings, which consume almost $150 billion in electricity annually, the company’s transparent electricity-generating windows could reduce energy costs by up to 50% and achieve a one-year financial payback for building owners, the industry’s fastest financial return, according to independently-validated company power and financial modeling.

For additional information, please call Briana Erikson at 800-213-0689.

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Power and Financial Model Disclaimer

The company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations, which are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degrees building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

Social Media Disclaimer

SolarWindow investors and others should note that we announce material information to the public about the company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate Twitter account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “Company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving SolarWindow, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

A photo accompanying this announcement is available at http://www.globenewswire.com/NewsRoom/AttachmentNg/84ce3115-5f12-42f7-ad5d-c97e783f1f13